                                                                    Exhibit 99.1

                 AMENDMENT NO. 10 TO LOAN AND SECURITY AGREEMENT

         AMENDMENT NO. 10 TO LOAN AND SECURITY AGREEMENT (this "Amendment No.
10"), dated as of October 30, 2006, by and among Handy & Harman, a New York corporation ("H&H"), OMG, Inc., a Delaware corporation formerly known as Olympic
Manufacturing Group, Inc. ("OMG"), Continental Industries, Inc., an Oklahoma
corporation ("Continental"), Maryland Specialty Wire, Inc., a Delaware
corporation ("Maryland Wire"), Handy & Harman Tube Company, Inc., a Delaware
corporation ("H&H Tube"), Camdel Metals Corporation, a Delaware corporation
("Camdel"), Canfield Metal Coating Corporation, a Delaware corporation
("Canfield"), Micro-Tube Fabricators, Inc., a Delaware corporation
("Micro-Tube"), Indiana Tube Corporation, a Delaware corporation ("Indiana
Tube"), Lucas-Milhaupt, Inc., a Wisconsin corporation ("Lucas"), Handy & Harman
Electronic Materials Corporation, a Florida corporation ("H&H Electronic"),
Sumco Inc., an Indiana corporation ("Sumco" and together with H&H, OMG,
Continental, Maryland Wire, H&H Tube, Camdel, Canfield, Micro-Tube, Indiana
Tube, Lucas and H&H Electronic, each individually, a "Borrower" and collectively, "Borrowers"), Handy & Harman of Canada, Limited, an Ontario
corporation ("H&H Canada"), ele Corporation, a California corporation ("ele"),
Alloy Ring Service Inc., a Delaware corporation ("Alloy"), Daniel Radiator
Corporation, a Texas corporation ("Daniel"), H&H Productions, Inc., a Delaware corporation ("H&H Productions"), Handy & Harman Automotive Group, Inc., a
Delaware corporation ("H&H Auto"), Handy & Harman International, Ltd., a
Delaware corporation ("H&H International"), Handy & Harman Peru, Inc., a
Delaware corporation ("H&H Peru"), KJ-VMI Realty, Inc., a Delaware corporation
("KVR"), Pal-Rath Realty, Inc., a Delaware corporation ("Pal-Rath"), Platina
Laboratories, Inc., a Delaware corporation ("Platina"), Sheffield Street
Corporation, a Connecticut corporation ("Sheffield"), SWM, Inc., a Delaware corporation ("SWM"), Willing B Wire Corporation, a Delaware corporation
("Willing" and together with H&H Canada, ele, Alloy, Daniel, H&H Productions,
H&H Auto, H&H International, H&H Peru, KVR, Pal-Rath, Platina, Sheffield and
SWM, each individually, a "Guarantor" and collectively, "Guarantors"), Wachovia
Bank, National Association, a national banking association that is successor by merger to Congress Financial Corporation, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for the financial institutions party thereto as lenders (in such capacity, together with its successors and assigns, "Agent"), and the financial institutions party thereto as lenders (collectively, "Lenders"). Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

                              W I T N E S S E T H:

         WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders)
have made and provided and may hereafter make and provide loans, advances and other financial accommodations to Borrowers as set forth in the Loan and
Security Agreement, dated as of March 31, 2004, by and among Agent, Lenders,
Borrowers and Guarantors (as amended by Consent and Amendment No. 1 to Loan and
Security Agreement, dated as of August 31, 2004, Amendment No. 2 to Loan and

Security Agreement, dated as of October 29, 2004, Amendment No. 3 to Loan and
Security Agreement, dated as of December 29, 2004, Amendment No. 4 to Loan and
Security Agreement, dated as of May 20, 2005, Amendment No. 5 to Loan and
Security Agreement, dated as of September 8, 2005, Amendment No. 6 and Waiver to
Loan and Security Agreement, dated as of December 29, 2005, Consent and
Amendment No. 7 to Loan and Security Agreement, dated as of January 24, 2006,
Consent and Amendment No. 8 to Loan and Security Agreement, dated as of March
31, 2006 and Amendment No. 9 to Loan and Security Agreement, dated as of July
18, 2006 and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto
(all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated
or replaced, being collectively referred to herein as the "Financing
Agreements");

         WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to make certain amendments to the Loan Agreement, and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein; and

         WHEREAS, by this Amendment No. 10, Borrowers, Guarantors, Agent and
Lenders desire and intend to evidence such amendments;

         NOW THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

1.       AMENDMENTS TO DEFINITIONS.

         (a) The definition of "Revolving Loan Limit" in Section 1.120 of the
Loan Agreement is hereby amended by deleting such Section and replacing it with the following:

                  "1.120 `Revolving Loan Limit' shall mean the amount equal to
         $67,850,000."

2.       ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the following meanings given to them below, and the Loan Agreement and the other
Financing Agreements are hereby amended to include, in addition and not in limitation, the following:

         (a) "Amendment No. 10" shall mean Amendment No. 10 to Loan and Security
Agreement by and among Borrowers, Guarantors, Agent and the Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         (b) "Amendment No. 10 Effective Date" shall mean the first date on which all of the conditions precedent to the effectiveness of Amendment No. 10 shall have been satisfied or waived.

         (c) "July 20 Consent Letter" shall mean the Consent, dated as of July
20, 2006, by and among Borrowers, Guarantors, Agent and Lenders, as the same now exists or may hereafter be amended, supplemented or otherwise modified.

3.       SUPPLEMENTAL TERM LOANS. (a) Section 2.3B(a) of the Loan Agreement is
hereby amended by:

                  (i) deleting "$10,000,000" and replacing it with "$7,000,000";
and

                  (ii) deleting "$2,500,000" from each place it appears and
replacing it with "$1,000,000."

         (a) Section 2.3B(d)(iii) of the Loan Agreement is hereby amended by deleting "$10,000,000" and replacing it with "$7,000,000."

4.       SCHEDULES TO LOAN AGREEMENT. The Loan Agreement is hereby amended by deleting Schedule 1 to the Loan Agreement and replacing it with the Schedule set forth on Exhibit A attached to this Amendment No. 10.

5.       RELEASE OF CERTAIN RESERVES. Agent hereby agrees that, upon the
Amendment No.10 Effective Date, the Reserve in the amount of $3,000,000 established pursuant to Section 3 of the July 20 Consent Letter shall be released.

6.       REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Borrower and Guarantor
hereby represents and warrants to Agent and Lenders the following (which shall survive the execution and delivery of this Amendment No. 10), the truth and accuracy of which representations and warranties are a continuing condition of the making of Loans and providing Letter of Credit Accommodations to Borrowers:

         (a) this Amendment No. 10 and each other agreement or instrument to be executed and delivered by Borrowers and Guarantors in connection herewith
(collectively, together with this Amendment No. 10, the "Amendment Documents")
have been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders and is in full force and effect as of the date hereof and the agreements and obligations of each of the
Borrowers and Guarantors contained herein and therein constitute the legal, valid and binding obligations of each of the Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;

         (b) the execution, delivery and performance of this Amendment No. 10 and the other Amendment Documents, (a) are all within each Borrower's and
Guarantor's corporate powers and (b) are not in contravention of law or the terms of any Borrower's or Guarantor's certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking (including, without limitation, the Tranche B Term Loan Agreement)
to which any Borrower or Guarantor is a party or by which any Borrower or
Guarantor or its property are bound;

         (c) the Tranche B Amendment (as defined below) has been executed and delivered by all parties thereto and is in full force and effect;

         (d) no Default or Event of Default exists or has occurred and is continuing; and

         (e) all of the representations and warranties set forth in the Loan
Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such specified date.

7.       CONDITIONS PRECEDENT. The provisions contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

         (a) Agent shall have received this Amendment No. 10, duly authorized, executed and delivered by Borrowers, Guarantors, Required Lenders and each
Lender whose Commitment is being increased pursuant to this Amendment No. 10;

         (b) Agent shall have received an amendment and restatement of the
Supplemental Term Note, in form and substance satisfactory to Agent, duly authorized, executed and delivered by Borrowers;

         (c) Agent shall have received (i) an amendment to the Tranche B Term
Loan Agreement (the "Tranche B Amendment"), in form and substance satisfactory to Agent, duly authorized, executed and delivered by each of the parties thereto, which Tranche B Amendment shall be in full force and effect, and (ii)
an amendment to the Intercreditor Agreement (the "Intercreditor Amendment"), in
form and substance satisfactory to Agent, duly authorized, executed and delivered by Tranche B Term Loan Agent and acknowledged by Borrowers and
Guarantors, which Intercreditor Amendment shall be in full force and effect;

         (d) Agent shall have received a true and correct copy of any consent, waiver or approval to or of this Amendment No. 10 or any other Amendment
Documents which any Borrower or Guarantor is required to obtain from any other
Person, and such consent, waiver or approval shall be in form and substance satisfactory to Agent; and

         (e) no Default or Event of Default shall exist or have occurred and be continuing.

8.       EFFECT OF THIS AGREEMENT. Except as expressly amended pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the
Amendment No. 10 Effective Date. To the extent that any provision of the Loan
Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No. 10, the provisions of this Amendment No. 10 shall control.

9.       FURTHER ASSURANCES. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by
Agent to effectuate the provisions and purposes of this Amendment No. 10.

10.      GOVERNING LAW. The validity, interpretation and enforcement of this
Amendment No. 10 and the other Financing Agreements (except as otherwise provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of
New York.

11.      BINDING EFFECT. This Amendment No. 10 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

12.      HEADINGS. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 10.

13.      COUNTERPARTS. This Amendment No. 10 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 10 by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment No. 10. Any party delivering an executed counterpart of this Amendment No. 10 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment No. 10.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
10 to be executed on the day and year first above written.

AGENT                                        BORROWERS
-----                                        ---------
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent
                                             HANDY & HARMAN

By:   /s/ Thomas Grabosky                    By:  /s/ Robert K. Hynes
    --------------------------------------       -------------------------------
Title:  Director                                  Title: V.P. & CFO
       -----------------------------------

LENDERS
-------

WACHOVIA BANK, NATIONAL ASSOCIATION
                                             OMG, INC.
By:   /s/ Thomas Grabosky                    By: /s/ Robert K. Hynes
    --------------------------------------       -------------------------------
Title:  Director                                 Title: V.P. & Treasurer
       -----------------------------------

TEXTRON FINANCIAL CORPORATION                CONTINENTAL INDUSTRIES, INC.

By:     /s/ illegible                            By: /s/ Robert K. Hynes
    --------------------------------------       -------------------------------
Title:  Senior Acct.  Executive                  Title: V.P. & Treasurer
       -----------------------------------

BANK OF AMERICA, N.A.                        MARYLAND SPECIALTY WIRE, INC.

By:     /s/ Cynthia Stannard                     By: /s/ Robert K. Hynes
    --------------------------------------       -------------------------------
Title:  SVP                                      Title: V.P., CFO & Secretary
       -----------------------------------

                                             HANDY & HARMAN TUBE COMPANY, INC.

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                     [SIGNATURE PAGES CONTINUE ON NEXT PAGE]

                 [SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

                                             CAMDEL METALS CORPORATION

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             CANFIELD METAL COATING CORPORATION

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             MICRO-TUBE FABRICATORS, INC.

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             INDIANA TUBE CORPORATION

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             LUCAS-MILHAUPT, INC.

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             HANDY & HARMAN ELECTRONIC MATERIALS CORPORATION

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             SUMCO INC.

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                     [SIGNATURE PAGES CONTINUE ON NEXT PAGE]

                 [SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

                                             GUARANTORS
                                             ----------

                                             HANDY & HARMAN OF CANADA, LIMITED

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             ELE CORPORATION

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             ALLOY RING SERVICE INC.

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             DANIEL RADIATOR CORPORATION

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P., Treasurer & Controller

                                             H&H PRODUCTIONS, INC.

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             HANDY & HARMAN AUTOMOTIVE GROUP, INC.

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P., Treasurer & Assistant Secretary

                                             HANDY & HARMAN INTERNATIONAL, LTD.

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                     [SIGNATURE PAGES CONTINUE ON NEXT PAGE]

                 [SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

                                             HANDY & HARMAN PERU, INC.

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             KJ-VMI REALTY, INC.

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             PAL-RATH REALTY, INC.

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             PLATINA LABORATORIES, INC.

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             SHEFFIELD STREET CORPORATION

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             SWM, INC.

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                             WILLING B WIRE CORPORATION

                                             By: /s/ Robert K. Hynes
                                                 -------------------------------
                                             Title: V.P. & Treasurer

                                                                    Exhibit A to
                                                                Amendment No. 10

                                   Schedule 1

                                   COMMITMENTS

                                                   Commitment
                                             for Supplemental Term      Commitment            Total
                      Lender                         Loans            for Other Loans      Commitment
                      ------                 ---------------------    ---------------      ----------

Wachovia Bank, National Association               $  7,000,000          $ 50,461,205      $ 57,461,205

Textron Financial Corporation                     $          0          $ 17,308,193      $ 17,308,193

Bank of America, N.A                              $          0          $ 25,230,602      $ 25,230,602
                                                  ------------          ------------      ------------
         Totals                                   $  7,000,000          $ 93,000,000      $100,000,000
                                                  ============          ============      ============

                                       10